SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 31, 2007

Furniture Brands International, Inc.
(Exact name of Registrant as specified in charter)

Delaware	001-00091	43-0337683
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

101 South Hanley Road, St. Louis, Missouri  63105
(Address of principal executive offices) (zip code)

 (314) 863-1100
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.		Results of Operations and Financial Conditions

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the Company’s press release dated October 31, 2007 announcing its financial results for the third quarter of 2007.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.		Other Events

On November 1, 2007, the Company issued a press release announcing that its Board of Directors declared a quarterly dividend of $0.16 per common share payable November 23, 2007 to shareholders of record at the close of business on November 12, 2007.  A copy of the press release is furnished as Exhibit 99.2 to this report and is incorporated herein.

Item 9.01.		Financial Statements and Exhibits

(d)		Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

	99.1	Press Release issued by the Company, dated October 31, 2007, announcing its financial results for the third quarter of 2007.

	99.2	Press Release issued by the Company, dated November 1, 2007, announcing a declaration by its Board of Directors of a quarterly dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Furniture Brands International, Inc.

By:	/s/ Richard R. Isaak
Richard R. Isaak
Controller and Chief Accounting Officer

Dated: November 2, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company, dated October 31, 2007, announcing its financial results for the third quarter of 2007.

99.2	Press Release issued by the Company, dated November 1, 2007, announcing a declaration by its Board of Directors of a quarterly dividend.